UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

Ooma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37493	06-1713274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Almanor Avenue, Suite 200, Sunnyvale, California 94085

(Address of principal executive offices)

(650) 566-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	OOMA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On June 10, 2021, the Audit Committee of the Board of Directors of Ooma, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm.

During the fiscal years ended January 31, 2021 and 2020, and the subsequent interim period through April 30, 2021, there were no: (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte’s satisfaction would have caused Deloitte to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of Deloitte on the consolidated financial statements of the Company as of and for the fiscal years ended January 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte’s audit reports for each of the fiscal years ended January 31, 2021 and 2020 included explanatory paragraphs regarding the Company adoption of new accounting principles.

The Company requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Deloitte is attached as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm.

On June 14, 2021, after reviewing proposals from several accounting firms, including Deloitte, the Audit Committee of the Board of Directors of the Company selected KPMG LLP (“KPMG”) to be appointed to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. During the fiscal years ended January 31, 2021 and 2020, and the subsequent interim period through April 30, 2021, the Company did not consult with KPMG regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP addressed to the Securities Exchange Commission, dated June 14, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OOMA, INC.

Date: June 14, 2021	By:	/s/ Ravi Narula
Ravi Narula Chief Financial Officer
(Principal Financial and Accounting Officer)